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                                                                    EXHIBIT 23.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS

           We consent to the inclusion in this registration statement on Form S-1 (File No. 333-48819, Amendment No. 5) of our report dated February 3, 1997, on our audit of the consolidated financial statements of Point Communications Limited Partnership. We also consent to the reference to our firm under the caption "Experts".



                                            COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
May 22, 1998